                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                 SURF 2003-BC4
                               TOTAL AND GROUP I
                               COLLATERAL TABLES
                               November 19, 2003

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            TOTAL COLLATERAL TABLES

Aggregate Outstanding Principal Balance          $427,429,785
Aggregate Original Principal Balance             $428,180,610
Number of Mortgage Loans                                2,764

                                  MINIMUM     MAXIMUM     AVERAGE (1)
                                  -------     -------     -----------
Original Principal Balance        $10,500     $707,000     $154,913
Outstanding Principal Balance     $10,423     $706,267     $154,642

                                    MINIMUM     MAXIMUM    WEIGHTED AVERAGE (2)
                                    -------     -------    --------------------
Original Term (mos)                    120         360             354
Stated remaining Term (mos)            117         359             351
Loan Age (mos)                           1          16               3
Current Interest Rate                5.200%     13.500%          7.234%
Initial Interest Rate Cap (3)        1.000%      3.000%          2.998%
Periodic Rate Cap (3)                1.000%      1.500%          1.064%
Gross Margin (3)                     3.125%     11.280%          6.710%
Maximum Mortgage Rate (3)           11.200%     21.500%         13.380%
Minimum Mortgage Rate (3)            3.125%     11.400%          7.109%
Months to Roll (3)                       3          57              24
Original Loan-to-Value               17.54%     100.00%          81.68%
Credit Score (4)                       495         797             626

                    EARLIEST      LATEST
                    --------      ------
Maturity Date       09/07/13      11/01/33

LIEN POSITION       PERCENT OF MORTGAGE POOL
-------------       ------------------------
1st Lien                     98.49%
2nd Lien                      1.51%

OCCUPANCY           PERCENT OF MORTGAGE POOL
---------           ------------------------
Primary                      94.61%
Second Home                   0.68%
Investment                    4.72%

LOAN TYPE           PERCENT OF MORTGAGE POOL
---------           ------------------------
Fixed Rate                   30.53%
ARM                          69.47%


YEAR OF ORIGINATION               PERCENT OF MORTGAGE POOL
-------------------               ------------------------
2002                                        0.03%
2003                                       99.97%

    LOAN PURPOSE        PERCENT OF MORTGAGE POOL
    ------------        ------------------------
Purchase                          24.80%
Refinance - Rate Term              8.81%
Refinance - Cashout               66.39%

     PROPERTY TYPE          PERCENT OF MORTGAGE POOL
     -------------          ------------------------
Single Family                       80.31%
Rowhouse                             0.03%
Townhouse                            0.33%
Condominium                          4.25%
Two- to Four-Family                  4.21%
Planned Unit Development            10.36%
Manufactured Housing                 0.49%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

-----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            TOTAL COLLATERAL TABLES

MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                                              PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                            NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS      OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING       LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
6.500% or less                 554          $113,633,316       26.59%      6.130%   659      $205,114         78.39%     67.23%
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               611           110,205,175       25.78       6.844    630       180,369         81.33      57.46
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               415            64,149,125       15.01       7.326    614       154,576         82.89      59.36
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               473            65,783,683       15.39       7.800    608       139,078         83.83      56.63
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               209            26,614,524        6.23       8.307    600       127,342         83.86      54.67
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               215            27,204,873        6.36       8.771    588       126,534         83.06      66.72
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                81             7,530,456        1.76       9.284    579        92,969         82.93      62.06
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               88             6,807,862        1.59       9.826    584        77,362         84.23      78.32
-------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              34             1,420,062        0.33      10.211    621        41,767         93.50      85.19
-------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              33             1,598,149        0.37      10.746    619        48,429         90.56      60.07
-------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              12               581,025        0.14      11.374    628        48,419         93.17      41.64
-------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              17               920,758        0.22      11.902    672        54,162         98.68      14.79
-------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              11               592,455        0.14      12.427    685        53,860        100.00       7.29
-------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               9               338,402        0.08      12.920    659        37,600         99.94       0.00
-------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               2                49,923        0.01      13.345    706        24,961        100.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764          $427,429,785      100.00%      7.234%   626      $154,642         81.68%     60.91%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.200% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.234% per annum.

REMAINING MONTHS TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
     RANGE OF                             PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
 REMAINING MONTHS       NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL
TO STATED MATURITY   MORTGAGE LOANS      OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
109 to 120                   4          $    285,555       0.07%      8.136%    593      $ 71,389        76.35%     100.00%
---------------------------------------------------------------------------------------------------------------------------
169 to 180                 180            11,393,508       2.67       8.803     641        63,297        86.06       66.67
---------------------------------------------------------------------------------------------------------------------------
229 to 240                  54             4,558,873       1.07       8.577     633        84,424        85.07       58.28
---------------------------------------------------------------------------------------------------------------------------
289 to 300                  12               411,022       0.10       8.868     643        34,252        92.77       95.09
---------------------------------------------------------------------------------------------------------------------------
337 to 348                   1               131,206       0.03      10.750     518       131,206        80.00      100.00
---------------------------------------------------------------------------------------------------------------------------
349 to 360                2513           410,649,621      96.07       7.172     625       163,410        81.52       60.71
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,764          $427,429,785     100.00%      7.234%    626      $154,642        81.68%      60.91%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

--------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                       TOTAL COLLATERAL TABLES

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
   RANGE OF ORIGINAL                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
     MORTGAGE LOAN            NUMBER OF          BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  PRINCIPAL BALANCES       MORTGAGE LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   180          $  6,525,243      1.53%      9.601%        636      $  36,251      87.08%     69.68%
----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000               713            55,210,370     12.92       7.943         614         77,434      81.58      72.60
----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000              748            93,349,615     21.84       7.358         622        124,799      81.60      62.40
----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000              476            82,886,311     19.39       7.218         620        174,131      80.97      58.01
----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000              256            57,163,926     13.37       7.052         625        223,297      81.81      58.17
----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000              165            45,290,432     10.60       7.016         625        274,487      81.47      48.94
----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000               95            30,596,331      7.16       6.858         637        322,067      81.44      51.49
----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000               52            19,698,202      4.61       6.741         643        378,812      82.18      55.76
----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000               43            18,324,320      4.29       6.594         653        426,147      85.05      69.64
----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000               24            11,498,946      2.69       6.819         635        479,123      82.11      70.90
----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                4             2,069,165      0.48       6.490         625        517,291      85.01     100.00
----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                5             2,806,259      0.66       6.145         677        561,252      75.34      79.73
----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                1               624,998      0.15       5.990         638        624,998      75.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                1               679,400      0.16       6.625         663        679,400      72.34     100.00
----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                1               706,267      0.17       5.790         758        706,267      70.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,764          $427,429,785    100.00%      7.234%        626      $ 154,642      81.68%     60.91%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,423 to approximately $706,267 and the average outstanding principal balance of the Mortgage Loans was approximately $154,642

PRODUCT TYPES

                                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                                  PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                                 NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
      PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans                120        $   5,853,620       1.37%     10.105%      661      $  48,780     96.33%     59.90%
----------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans              4              285,555       0.07       8.136       593         71,389     76.35     100.00
----------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans             60            5,539,889       1.30       7.428       621         92,331     75.21      73.83
----------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans             54            4,558,873       1.07       8.577       633         84,424     85.07      58.28
----------------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans             12              411,022       0.10       8.868       643         34,252     92.77      95.09
----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                  673          113,835,667      26.63       7.064       646        169,147     79.25      63.18
----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans                  1              316,105       0.07       5.500       648        316,105     90.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                     1,365          220,896,187      51.68       7.265       616        161,829     82.20      60.04
----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                       473           75,199,985      17.59       7.088       621        158,985     82.93      58.54
----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                         2              532,882       0.12       5.755       667        266,441     77.48     100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,764        $ 427,429,785     100.00%      7.234%      626      $ 154,642     81.68%     60.91%
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                       TOTAL COLLATERAL TABLES

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
  STATE DISTRIBUTIONS         NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
Alabama                           25        $   2,827,983      0.66%       7.957%     604       $ 113,119      80.07%    85.34%
------------------------------------------------------------------------------------------------------------------------------
Arizona                           85           10,986,913      2.57        7.026      648         129,258      85.38     55.79
------------------------------------------------------------------------------------------------------------------------------
Arkansas                          22            2,259,543      0.53        7.451      643         102,707      85.65     67.91
------------------------------------------------------------------------------------------------------------------------------
California                       606          138,091,603     32.31        6.776      637         227,874      79.17     57.73
------------------------------------------------------------------------------------------------------------------------------
Colorado                          59            9,129,368      2.14        6.981      641         154,735      83.22     56.39
------------------------------------------------------------------------------------------------------------------------------
Connecticut                       35            5,561,270      1.30        7.141      624         158,893      80.35     69.94
------------------------------------------------------------------------------------------------------------------------------
Delaware                          14            1,627,241      0.38        8.270      608         116,231      77.10     66.41
------------------------------------------------------------------------------------------------------------------------------
Florida                          190           23,804,585      5.57        7.455      616         125,287      82.07     45.91
------------------------------------------------------------------------------------------------------------------------------
Georgia                           95           12,129,673      2.84        7.744      612         127,681      83.41     66.51
------------------------------------------------------------------------------------------------------------------------------
Illinois                         112           16,502,634      3.86        7.632      611         147,345      83.97     63.35
------------------------------------------------------------------------------------------------------------------------------
Indiana                           70            6,994,405      1.64        7.262      610          99,920      84.32     76.68
------------------------------------------------------------------------------------------------------------------------------
Iowa                              15            1,247,442      0.29        8.055      614          83,163      83.46     58.62
------------------------------------------------------------------------------------------------------------------------------
Kansas                            39            3,822,044      0.89        7.592      606          98,001      84.59     81.75
------------------------------------------------------------------------------------------------------------------------------
Kentucky                          33            2,573,743      0.60        7.388      630          77,992      84.00     79.83
------------------------------------------------------------------------------------------------------------------------------
Louisiana                         34            3,218,327      0.75        8.191      592          94,657      80.84     67.08
------------------------------------------------------------------------------------------------------------------------------
Maine                              7            1,219,793      0.29        7.146      623         174,256      81.47     34.96
------------------------------------------------------------------------------------------------------------------------------
Maryland                          83           15,406,368      3.60        7.128      615         185,619      83.78     81.74
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                     85           15,635,463      3.66        7.550      623         183,947      78.69     45.20
------------------------------------------------------------------------------------------------------------------------------
Michigan                          82           11,100,423      2.60        7.680      618         135,371      84.61     66.79
------------------------------------------------------------------------------------------------------------------------------
Minnesota                         57            9,270,149      2.17        7.692      632         162,634      83.46     47.13
------------------------------------------------------------------------------------------------------------------------------
Mississippi                       17            1,378,414      0.32        8.028      624          81,083      85.20     59.18
------------------------------------------------------------------------------------------------------------------------------
Missouri                          64            7,452,299      1.74        7.371      630         116,442      83.73     74.42
------------------------------------------------------------------------------------------------------------------------------
Montana                            1              126,880      0.03        6.940      651         126,880      80.00      0.00
------------------------------------------------------------------------------------------------------------------------------
Nebraska                          13            1,767,694      0.41        7.294      626         135,976      85.33     49.09
------------------------------------------------------------------------------------------------------------------------------
Nevada                            67           10,607,885      2.48        7.291      655         158,327      81.92     47.84
------------------------------------------------------------------------------------------------------------------------------
New Hampshire                     11            1,509,487      0.35        7.882      612         137,226      78.12     50.46
------------------------------------------------------------------------------------------------------------------------------
New Jersey                        45            8,574,189      2.01        7.493      594         190,538      82.94     71.17
------------------------------------------------------------------------------------------------------------------------------
New Mexico                         5              704,536      0.16        7.455      645         140,907      84.04     61.89
------------------------------------------------------------------------------------------------------------------------------
New York                          42            9,203,182      2.15        7.137      605         219,123      76.83     49.67
------------------------------------------------------------------------------------------------------------------------------
North Carolina                    60            6,946,994      1.63        7.646      635         115,783      83.40     49.37
------------------------------------------------------------------------------------------------------------------------------
North Dakota                       1               78,736      0.02        5.440      699          78,736      71.82      0.00
------------------------------------------------------------------------------------------------------------------------------
Ohio                             132           14,643,327      3.43        7.296      623         110,934      84.33     71.41
------------------------------------------------------------------------------------------------------------------------------
Oklahoma                          11            1,308,751      0.31        8.080      631         118,977      87.81     55.94
------------------------------------------------------------------------------------------------------------------------------
Oregon                            31            3,847,465      0.90        7.232      638         124,112      84.10     52.76
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                      74            8,584,392      2.01        7.391      603         116,005      81.92     74.49
------------------------------------------------------------------------------------------------------------------------------
Rhode Island                      36            5,310,726      1.24        7.482      606         147,520      78.54     56.71
------------------------------------------------------------------------------------------------------------------------------
South Carolina                    39            4,044,363      0.95        7.841      612         103,702      85.41     70.84
------------------------------------------------------------------------------------------------------------------------------
South Dakota                       6              642,149      0.15        7.914      606         107,025      82.59     84.46
------------------------------------------------------------------------------------------------------------------------------
Tennessee                         61            6,206,174      1.45        7.865      625         101,741      84.95     73.31
------------------------------------------------------------------------------------------------------------------------------
Texas                             44            5,125,793      1.20        7.877      639         116,495      82.49     36.87
------------------------------------------------------------------------------------------------------------------------------
Utah                              10            1,672,419      0.39        7.424      607         167,242      81.41     67.85
------------------------------------------------------------------------------------------------------------------------------
Virginia                         130           19,033,453      4.45        7.456      615         146,411      84.11     73.67
------------------------------------------------------------------------------------------------------------------------------
Washington                        40            6,430,947      1.50        7.012      644         160,774      84.00     61.09
------------------------------------------------------------------------------------------------------------------------------
West Virginia                     18            1,828,120      0.43        7.914      603         101,562      83.44     79.57
------------------------------------------------------------------------------------------------------------------------------
Wisconsin                         55            6,811,027      1.59        7.282      611         123,837      84.29     71.65
------------------------------------------------------------------------------------------------------------------------------
Wyoming                            3              181,413      0.04        8.666      573          60,471      81.70    100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,764        $ 427,429,785    100.00%       7.234%     626       $ 154,642      81.68%    60.91%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.
--------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                       TOTAL COLLATERAL TABLES

ORIGINAL LOAN-TO-VALUE RATIOS

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
 RANGE OF ORIGINAL                 NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
LOAN-TO-VALUE RATIOS            MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
  50.00% or less                       54           $  6,285,586       1.47%     6.990%      624      $ 116,400     41.46%    56.45%
-----------------------------------------------------------------------------------------------------------------------------------
  50.01% to  55.00%                    32              4,586,016       1.07      6.790       632        143,313     53.08     47.46
-----------------------------------------------------------------------------------------------------------------------------------
  55.01% to  60.00%                    45              6,699,718       1.57      6.817       630        148,883     57.87     63.24
-----------------------------------------------------------------------------------------------------------------------------------
  60.01% to  65.00%                    75             11,557,115       2.70      6.971       612        154,095     63.14     52.79
-----------------------------------------------------------------------------------------------------------------------------------
  65.01% to  70.00%                   135             20,491,163       4.79      7.234       608        151,786     68.55     62.21
-----------------------------------------------------------------------------------------------------------------------------------
  70.01% to  75.00%                   193             31,995,814       7.49      7.201       599        165,781     73.91     63.92
-----------------------------------------------------------------------------------------------------------------------------------
  75.01% to  80.00%                   821            134,367,619      31.44      6.933       638        163,663     79.58     51.53
-----------------------------------------------------------------------------------------------------------------------------------
  80.01% to  85.00%                   425             68,340,806      15.99      7.344       610        160,802     84.41     59.42
-----------------------------------------------------------------------------------------------------------------------------------
  85.01% to  90.00%                   655            108,831,319      25.46      7.308       629        166,155     89.65     65.69
-----------------------------------------------------------------------------------------------------------------------------------
  90.01% to  95.00%                   132             22,048,905       5.16      7.607       628        167,037     94.44     92.37
-----------------------------------------------------------------------------------------------------------------------------------
  95.01% to 100.00%                   197             12,225,724       2.86      9.458       661         62,060     99.91     76.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785     100.00%     7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.51% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.80%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.82%.

LOAN PURPOSE

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
     LOAN PURPOSE               MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 1,780           $283,758,013     66.39%      7.228%      614      $ 159,415     80.67%    65.93%
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                              745            106,000,838     24.80       7.316       656        142,283     84.45     46.69
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                 239             37,670,934      8.81       7.048       634        157,619     81.50     63.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785    100.00%      7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
    PROPERTY TYPE               MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family                       2,249           $343,268,064       80.31%    7.235%      624      $ 152,631     81.71%    61.36%
-----------------------------------------------------------------------------------------------------------------------------------
Rowhouse                                1                139,686        0.03     7.490       673        139,686     80.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                              14              1,426,489        0.33     8.139       634        101,892     83.07     41.04
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                           127             18,174,848        4.25     7.247       638        143,109     80.02     58.65
-----------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family                   103             18,011,167        4.21     7.294       638        174,866     79.18     53.82
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                   21              2,109,414        0.49     7.140       631        100,448     76.41    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development              249             44,300,117       10.36     7.171       631        177,912     83.40     60.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

\
[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                       TOTAL COLLATERAL TABLES

DOCUMENTATION

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
   DOCUMENTATION                MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  1,758           $260,352,079       60.91%    7.189%      616      $ 148,096     82.51%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                  972            160,903,502       37.64     7.316       641        165,539     80.30      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                     34              6,174,204        1.44     7.043       639        181,594     82.56      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
  OCCUPANCY                     MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Primary                             2,569           $404,374,549       94.61%    7.219%      623      $ 157,405     81.72%    60.48%
-----------------------------------------------------------------------------------------------------------------------------------
Investment                            176             20,169,134        4.72     7.511       666        114,597     81.21     72.27
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                            19              2,886,103        0.68     7.374       680        151,900     80.06     42.31
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN AGE                   NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
SUMMARY                         MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
1                                       5           $    614,700        0.14%    7.326%      609      $ 122,940     83.11%    62.91%
-----------------------------------------------------------------------------------------------------------------------------------
2                                     835            121,285,324       28.38     7.322       629        145,252     81.58     61.01
-----------------------------------------------------------------------------------------------------------------------------------
3                                   1,218            198,203,420       46.37     7.124       628        162,729     81.18     61.32
-----------------------------------------------------------------------------------------------------------------------------------
4                                     590             90,939,294       21.28     7.305       617        154,134     82.65     59.27
-----------------------------------------------------------------------------------------------------------------------------------
5                                      90             12,418,292        2.91     7.333       626        137,981     82.19     57.70
-----------------------------------------------------------------------------------------------------------------------------------
6                                      15              2,684,575        0.63     7.897       610        178,972     85.95     77.24
-----------------------------------------------------------------------------------------------------------------------------------
7                                       7                800,061        0.19     8.096       607        114,294     89.73    100.00
-----------------------------------------------------------------------------------------------------------------------------------
8                                       2                249,303        0.06     8.821       581        124,651     77.45    100.00
-----------------------------------------------------------------------------------------------------------------------------------
9                                       1                103,611        0.02     9.875       543        103,611     83.20    100.00
-----------------------------------------------------------------------------------------------------------------------------------
16                                      1                131,206        0.03    10.750       518        131,206     80.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                       TOTAL COLLATERAL TABLES

ORIGINAL PREPAYMENT PENALTY TERM

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT                 NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
   PENALTY TERM                 MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
None                                  240           $ 29,193,184        6.83%    7.687%      623      $ 121,638     82.25%    58.53%
-----------------------------------------------------------------------------------------------------------------------------------
6 Months                                4                390,571        0.09     7.606       633         97,643     86.16    100.00
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                             141             27,302,192        6.39     7.431       624        193,633     81.44     60.69
-----------------------------------------------------------------------------------------------------------------------------------
13 Months                               7              1,512,289        0.35     6.832       657        216,041     75.02     74.89
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                           1,176            183,608,885       42.96     7.292       617        156,130     82.62     58.72
-----------------------------------------------------------------------------------------------------------------------------------
30 Months                               1                220,840        0.05     7.625       748        220,840     85.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                             977            146,328,410       34.23     7.123       635        149,773     81.38     61.86
-----------------------------------------------------------------------------------------------------------------------------------
48 Months                              44             11,840,310        2.77     6.267       669        269,098     78.54     67.55
-----------------------------------------------------------------------------------------------------------------------------------
60 Months                             174             27,033,105        6.32     7.192       624        155,363     78.22     69.69
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
RANGE OF CREDIT SCORES          MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
451 to 500                              1           $     96,342        0.02%    8.500%      495      $  96,342    67.89%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
501 to 550                            277             38,286,984        8.96     7.921       536        138,220    74.52      83.58
-----------------------------------------------------------------------------------------------------------------------------------
551 to 600                            734            111,579,634       26.10     7.558       577        152,016    81.50      70.88
-----------------------------------------------------------------------------------------------------------------------------------
601 to 650                            933            146,644,552       34.31     7.147       626        157,175    84.01      60.63
-----------------------------------------------------------------------------------------------------------------------------------
651 to 700                            564             87,550,375       20.48     6.976       672        155,231    82.21      43.58
-----------------------------------------------------------------------------------------------------------------------------------
701 to 750                            180             30,551,735        7.15     6.710       724        169,732    80.60      43.54
-----------------------------------------------------------------------------------------------------------------------------------
751 to 800                             75             12,720,165        2.98     6.365       771        169,602    87.05      69.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%     7.23%      626      $ 154,642    81.68%     60.91%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.

CREDIT GRADE

                                                      AGGREGATE                                        AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED    PRINCIPAL    AVERAGE   PERCENT
                                   NUMBER OF           BALANCE       MORTGAGE   AVERAGE    AVERAGE     BALANCE    ORIGINAL     FULL
CREDIT GRADE                    MORTGAGE LOANS       OUTSTANDING       POOL     COUPON      FICO     OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
A+                                  1,257           $200,288,562       46.86%    6.909%      671      $ 159,339     82.43%    48.98%
-----------------------------------------------------------------------------------------------------------------------------------
A                                     338             55,920,717       13.08     7.296       617        165,446     84.96     59.57
-----------------------------------------------------------------------------------------------------------------------------------
A-                                    658             99,725,536       23.33     7.441       591        151,559     82.42     70.38
-----------------------------------------------------------------------------------------------------------------------------------
B                                     283             40,089,262        9.38     7.741       566        141,658     78.53     80.04
-----------------------------------------------------------------------------------------------------------------------------------
C                                     132             18,206,892        4.26     7.726       540        137,931     73.60     85.86
-----------------------------------------------------------------------------------------------------------------------------------
C-                                     96             13,198,815        3.09     8.125       538        137,488     71.64     83.54
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,764           $427,429,785      100.00%    7.234%      626      $ 154,642     81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                                       TOTAL COLLATERAL TABLES

MARGINS

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                      NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF MARGINS    MORTGAGE LOANS   OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
3.001% to 3.500%           1        $    316,105     0.11%      5.500%      648   $    316,105   90.00%   100.00%
----------------------------------------------------------------------------------------------------------------
3.501% to 4.000%           7           2,180,865     0.73       6.884       639        311,552   85.75     59.74
----------------------------------------------------------------------------------------------------------------
4.001% to 4.500%          18           3,815,180     1.28       5.880       643        211,954   77.68     89.56
----------------------------------------------------------------------------------------------------------------
4.501% to 5.000%          54          11,491,959     3.87       6.201       631        212,814   77.04     70.04
----------------------------------------------------------------------------------------------------------------
5.001% to 5.500%         107          22,917,512     7.72       6.301       634        214,182   81.06     70.23
----------------------------------------------------------------------------------------------------------------
5.501% to 6.000%         205          37,928,081    12.77       6.405       631        185,015   80.26     60.54
----------------------------------------------------------------------------------------------------------------
6.001% to 6.500%         356          61,760,290    20.80       6.817       630        173,484   82.45     53.79
----------------------------------------------------------------------------------------------------------------
6.501% to 7.000%         326          55,263,860    18.61       7.167       622        169,521   83.41     55.59
----------------------------------------------------------------------------------------------------------------
7.001% to 7.500%         287          40,570,843    13.66       7.683       604        141,362   83.45     58.72
----------------------------------------------------------------------------------------------------------------
7.501% to 8.000%         182          24,585,513     8.28       8.023       601        135,085   85.05     59.65
----------------------------------------------------------------------------------------------------------------
8.001% to 8.500%         140          18,624,769     6.27       8.492       589        133,034   82.97     56.36
----------------------------------------------------------------------------------------------------------------
8.501% to 9.000%          90          10,573,514     3.56       8.899       585        117,483   82.24     74.56
----------------------------------------------------------------------------------------------------------------
9.001% to 9.500%          42           4,868,248     1.64       9.469       568        115,911   83.32     64.26
----------------------------------------------------------------------------------------------------------------
9.501% to 10.000%         20           1,679,547     0.57       9.911       559         83,977   81.44     62.44
----------------------------------------------------------------------------------------------------------------
10.001% to 10.500%         3             178,520     0.06       9.658       552         59,507   81.57    100.00
----------------------------------------------------------------------------------------------------------------
10.501% to 11.000%         1             103,611     0.03       9.875       543        103,611   83.20    100.00
----------------------------------------------------------------------------------------------------------------
11.001% to 11.500%         2              86,743     0.03      11.400       529         43,372   70.00    100.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                 1,841        $296,945,160   100.00%      7.215%      618   $    161,296   82.38%    59.78%
----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 11.280% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.710% per annum.

MAXIMUM MORTGAGE RATES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM             NUMBER OF        BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
 MORTGAGE RATES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC
------------------------------------------------------------------------------------------------------------------------
13.000% or less               696          $130,891,557    44.08%     6.502%      630     $   188,063    81.31%   62.17%
-----------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%            290            48,574,043    16.36      7.170       619         167,497    82.82    56.84
-----------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%            344            52,868,762    17.80      7.535       615         153,688    83.54    55.28
-----------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%            182            25,091,347     8.45      7.974       603         137,865    84.18    58.46
-----------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%            192            25,195,431     8.48      8.430       599         131,226    83.79    62.18
-----------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%             69             7,015,539     2.36      9.022       574         101,674    80.88    55.43
-----------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%             52             5,878,125     1.98      9.383       575         113,041    81.19    68.88
-----------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%              4               330,070     0.11      9.368       586          82,518    84.09    57.14
-----------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%              7               766,653     0.26      9.911       569         109,522    79.74    79.07
-----------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%              3               173,506     0.06     10.800       552          57,835    75.00   100.00
-----------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%              1                53,764     0.02     10.900       529          53,764    41.38   100.00
-----------------------------------------------------------------------------------------------------------------------
21.001% to 21.500%              1               106,363     0.04      7.750       615         106,363    85.00     0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,841          $296,945,160   100.00%     7.215%      618     $   161,296    82.38%   59.78%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 21.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.380% per annum.

--------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                                       TOTAL COLLATERAL TABLES

NEXT RATE ADJUSTMENT DATE

                                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                                 PRINCIPAL       PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                                 NUMBER OF        BALANCE         MORTGAGE    AVERAGE   CREDIT     BALANCE      ORIGINAL   FULL
NEXT RATE ADJUSTMENT DATE     MORTGAGE LOANS    OUTSTANDING        POOL       COUPON    SCORE     OUTSTANDING     LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
March 2004                           1         $    316,105        0.11%      5.500%      648    $    316,105    90.00%   100.00%
--------------------------------------------------------------------------------------------------------------------------------
August 2004                          1              131,206        0.04      10.750       518         131,206    80.00    100.00
--------------------------------------------------------------------------------------------------------------------------------
March 2005                           1              103,611        0.03       9.875       543         103,611    83.20    100.00
--------------------------------------------------------------------------------------------------------------------------------
April 2005                           3              542,396        0.18       7.769       600         180,799    84.74    100.00
--------------------------------------------------------------------------------------------------------------------------------
May 2005                             4              540,221        0.18       8.083       590         135,055    87.83    100.00
--------------------------------------------------------------------------------------------------------------------------------
June 2005                            6            1,179,849        0.40       8.176       614         196,641    87.46    100.00
--------------------------------------------------------------------------------------------------------------------------------
July 2005                           54            7,781,932        2.62       7.356       623         144,110    82.59     58.35
--------------------------------------------------------------------------------------------------------------------------------
August 2005                        354           57,555,308       19.38       7.279       610         162,586    82.43     56.66
--------------------------------------------------------------------------------------------------------------------------------
September 2005                     526           87,157,775       29.35       7.223       617         165,699    82.32     58.68
--------------------------------------------------------------------------------------------------------------------------------
October 2005                       413           65,535,690       22.07       7.258       621         158,682    81.63     63.63
--------------------------------------------------------------------------------------------------------------------------------
November 2005                        3              368,200        0.12       7.564       602         122,733    82.69     38.08
--------------------------------------------------------------------------------------------------------------------------------
May 2006                             1               67,263        0.02       8.750       587          67,263    90.00    100.00
--------------------------------------------------------------------------------------------------------------------------------
June 2006                            3              512,476        0.17       7.944       625         170,825    88.09    100.00
--------------------------------------------------------------------------------------------------------------------------------
July 2006                            2              382,219        0.13       6.576       643         191,110    85.63    100.00
--------------------------------------------------------------------------------------------------------------------------------
August 2006                         53            7,642,857        2.57       7.265       618         144,205    85.34     55.17
--------------------------------------------------------------------------------------------------------------------------------
September 2006                     259           41,450,867       13.96       6.991       616         160,042    82.68     63.83
--------------------------------------------------------------------------------------------------------------------------------
October 2006                       154           24,955,303        8.40       7.179       630         162,047    82.39     48.88
--------------------------------------------------------------------------------------------------------------------------------
November 2006                        1              189,000        0.06       7.190       608         189,000    90.00    100.00
--------------------------------------------------------------------------------------------------------------------------------
September 2008                       2              532,882        0.18       5.755       667         266,441    77.48    100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,841         $296,945,160      100.00%      7.215%      618    $    161,296    82.38%    59.78%
--------------------------------------------------------------------------------------------------------------------------------

------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                                       GROUP I COLLATERAL TABLES

Aggregate Outstanding Principal Balance                $315,770,005
Aggregate Original Principal Balance                   $316,311,971
Number of Mortgage Loans                                      2,181

                                               MINIMUM              MAXIMUM          AVERAGE (1)
                                               -------              -------          -----------
Original Principal Balance                     $14,980              $486,000          $145,031
Outstanding Principal Balance                  $14,970              $485,344          $144,782

                                    MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                    -------    -------    --------------------
Original Term (mos)                     120        360            358
Stated remaining Term (mos)             118        359            355
Loan Age (mos)                            1         16              3
Current Interest Rate                 5.200%    11.400%         7.247%
Initial Interest Rate Cap (3)         1.000%     3.000%         2.997%
Periodic Rate Cap (3)                 1.000%     1.500%         1.064%
Gross Margin (3)                      3.125%    11.280%         6.795%
Maximum Mortgage Rate (3)            11.200%    21.500%        13.449%
Minimum Mortgage Rate (3)             3.125%    11.400%         7.189%
Months to Roll (3)                        3         57             24
Original Loan-to-Value                17.54%    100.00%         81.47%
Credit Score (4)                        495        797            622

                                 EARLIEST                    LATEST
                                 --------                    ------
Maturity Date                    10/01/13                    11/01/33

LIEN POSITION               PERCENT OF MORTGAGE POOL
-------------               ------------------------
1st Lien                          99.91%
2nd Lien                           0.09%

OCCUPANCY                   PERCENT OF MORTGAGE POOL
-------------               ------------------------
Primary                              3.60%
Second Home                          0.73%
Investment                           5.67%

LOAN TYPE                   PERCENT OF MORTGAGE POOL
-------------               ------------------------
Fixed Rate                        19.98%
ARM                               80.02%

YEAR OF ORIGINATION         PERCENT OF MORTGAGE POOL
-------------------         ------------------------
2002                                  0.04%
2003                                 99.96%

LOAN PURPOSE                PERCENT OF MORTGAGE POOL
-------------               ------------------------
Purchase                             25.59%
Refinance - Rate Term                 8.02%
Refinance - Cashout                  66.39%

PROPERTY TYPE               PERCENT OF MORTGAGE POOL
-------------               ------------------------
Single Family                        79.48%
Rowhouse                              0.04%
Townhouse                             0.44%
Condominium                           4.64%
Two- to Four-Family                   5.23%
Planned Unit Development              9.57%
Manufactured Housing                  0.60%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                                       GROUP I COLLATERAL TABLES

MORTGAGE RATES

                                           AGGREGATE                              WEIGHTED     AVERAGE   WEIGHTED
                                           PRINCIPAL       PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF      BALANCE         MORTGAGE     AVERAGE  CREDIT      BALANCE    ORIGINAL    FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS  OUTSTANDING        POOL        COUPON    SCORE    OUTSTANDING    LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
6.500% or less                424         $ 71,668,519       22.70%      6.176%      655     $  169,030    78.64%    65.37%
--------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              525           84,276,283       26.69       6.849       630        160,526    80.99     54.96
--------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              372           53,198,346       16.85       7.324       612        143,006    82.28     59.21
--------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              418           55,173,500       17.47       7.805       609        131,994    83.68     56.95
--------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              189           22,670,583        7.18       8.306       600        119,950    83.53     54.05
--------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              156           18,924,177        5.99       8.751       583        121,309    83.33     68.55
--------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%               53            5,425,000        1.72       9.281       566        102,358    80.74     60.56
--------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              38            4,039,402        1.28       9.824       568        106,300    81.99     72.49
--------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              2              122,482        0.04      10.149       563         61,241    75.63     70.84
--------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              2              184,970        0.06      10.794       521         92,485    68.77    100.00
--------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              2               86,743        0.03      11.400       529         43,372    70.00    100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                       2,181         $315,770,005      100.00%      7.247%      622     $  144,782    81.47%    59.50%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.200% per annum to 11.400% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.247% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
     RANGE OF                          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE    PERCENT
 REMAINING MONTHS      NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
TO STATED MATURITY  MORTGAGE LOANS    OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------
109 to 120              2            $    142,210        0.05%       7.808%      637     $   71,105      76.98%     100.00%
--------------------------------------------------------------------------------------------------------------------------
169 to 180             37               3,172,671        1.00        7.148       649         85,748      75.49       67.88
--------------------------------------------------------------------------------------------------------------------------
229 to 240             13               1,199,806        0.38        7.368       647         92,293      83.74       45.34
--------------------------------------------------------------------------------------------------------------------------
337 to 348              1                 131,206        0.04       10.750       518        131,206      80.00      100.00
--------------------------------------------------------------------------------------------------------------------------
349 to 360           2128             311,124,113       98.53        7.245       622        146,205      81.52       59.44
--------------------------------------------------------------------------------------------------------------------------
TOTAL               2,181            $315,770,005      100.00%       7.247%      622     $  144,782      81.47%      59.50%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                                       GROUP I COLLATERAL TABLES

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
RANGE OF ORIGINAL                           PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
  MORTGAGE LOAN          NUMBER OF           BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
PRINCIPAL BALANCES     MORTGAGE LOANS      OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV        DOC
--------------------------------------------------------------------------------------------------------------------------
$50,000 or less             55            $  2,254,637      0.71%      8.164%     616      $  40,993      74.62%    84.03%
-------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000        581              45,312,935     14.35       7.674      613         77,991      80.64     74.26
-------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000       687              85,891,522     27.20       7.324      624        125,024      81.81     60.87
-------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000       434              75,622,873     23.95       7.221      618        174,246      80.89     57.75
-------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000       230              51,338,438     16.26       7.022      625        223,211      82.12     57.38
-------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000       148              40,534,325     12.84       7.028      623        273,881      81.64     47.13
-------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000        42              13,095,852      4.15       6.784      649        311,806      82.61     52.49
-------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000         2                 760,149      0.24       7.154      681        380,075      87.46      0.00
-------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000         2                 959,274      0.30       7.619      686        479,637      88.77    100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                    2,181            $315,770,005    100.00%      7.247%     622      $ 144,782      81.47%    59.50%
-------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,970 to approximately $485,344 and the average outstanding principal balance of the Mortgage Loans was approximately $144,782

PRODUCT TYPES

                                                AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF         BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
PRODUCT TYPES               MORTGAGE LOANS     OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans            12           $    712,840      0.23%      7.154%      691      $  59,403    85.61%     82.87%
-----------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans         2                142,210      0.05       7.808       637         71,105    76.98     100.00
-----------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans        25              2,459,831      0.78       7.146       636         98,393    72.56      63.53
-----------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans        13              1,199,806      0.38       7.368       647         92,293    83.74      45.34
-----------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans             410             58,591,229     18.56       7.095       646        142,905    78.52      59.87
-----------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans             1                316,105      0.10       5.500       648        316,105    90.00     100.00
-----------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                1,270            187,354,801     59.33       7.330       614        147,523    82.07      59.84
-----------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                  446             64,460,302     20.41       7.163       621        144,530    82.65      57.40
-----------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                    2                532,882      0.17       5.755       667        266,441    77.48     100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                         2,181           $315,770,005    100.00%      7.247%      622      $ 144,782    81.47%     59.50%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

-------------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
  STATE DISTRIBUTIONS      NUMBER OF         BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Alabama                         23        $  2,656,548      0.84%     7.941%     607      $ 115,502      79.60%     84.39%
-------------------------------------------------------------------------------------------------------------------------
Arizona                         69           8,851,660      2.80      6.910      645        128,285      83.87      50.43
-------------------------------------------------------------------------------------------------------------------------
Arkansas                        20           2,210,264      0.70      7.327      642        110,513      85.34      69.42
-------------------------------------------------------------------------------------------------------------------------
California                     413          83,924,613     26.58      6.825      627        203,207      78.39      57.18
-------------------------------------------------------------------------------------------------------------------------
Colorado                        47           7,232,747      2.29      6.825      639        153,888      81.87      53.15
-------------------------------------------------------------------------------------------------------------------------
Connecticut                     28           4,185,515      1.33      7.232      617        149,483      80.09      71.26
-------------------------------------------------------------------------------------------------------------------------
Delaware                         7             978,299      0.31      7.903      634        139,757      74.59      54.92
-------------------------------------------------------------------------------------------------------------------------
Florida                        154          19,113,549      6.05      7.460      619        124,114      81.67      40.49
-------------------------------------------------------------------------------------------------------------------------
Georgia                         74          10,253,130      3.25      7.505      616        138,556      83.05      64.92
-------------------------------------------------------------------------------------------------------------------------
Illinois                       103          14,806,668      4.69      7.621      608        143,754      83.90      64.15
-------------------------------------------------------------------------------------------------------------------------
Indiana                         61           5,303,502      1.68      7.469      610         86,943      85.12      77.42
-------------------------------------------------------------------------------------------------------------------------
Iowa                            14           1,189,069      0.38      7.967      614         84,934      83.49      56.59
-------------------------------------------------------------------------------------------------------------------------
Kansas                          37           3,734,304      1.18      7.538      606        100,927      84.23      83.30
-------------------------------------------------------------------------------------------------------------------------
Kentucky                        28           2,395,493      0.76      7.240      631         85,553      84.10      83.20
-------------------------------------------------------------------------------------------------------------------------
Louisiana                       27           2,223,685      0.70      8.230      586         82,359      82.45      75.32
-------------------------------------------------------------------------------------------------------------------------
Maine                            7           1,219,793      0.39      7.146      623        174,256      81.47      34.96
-------------------------------------------------------------------------------------------------------------------------
Maryland                        55           8,830,687      2.80      7.205      612        160,558      84.57      82.35
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                   77          14,393,269      4.56      7.473      622        186,926      78.24      47.63
-------------------------------------------------------------------------------------------------------------------------
Michigan                        70           8,807,870      2.79      7.681      615        125,827      84.81      63.02
-------------------------------------------------------------------------------------------------------------------------
Minnesota                       50           7,814,149      2.47      7.604      638        156,283      83.58      48.54
-------------------------------------------------------------------------------------------------------------------------
Mississippi                     13           1,113,197      0.35      7.812      627         85,631      83.39      52.45
-------------------------------------------------------------------------------------------------------------------------
Missouri                        60           6,798,551      2.15      7.441      624        113,309      83.79      72.99
-------------------------------------------------------------------------------------------------------------------------
Montana                          1             126,880      0.04      6.940      651        126,880      80.00       0.00
-------------------------------------------------------------------------------------------------------------------------
Nebraska                        12           1,726,795      0.55      7.234      625        143,900      84.98      47.89
-------------------------------------------------------------------------------------------------------------------------
Nevada                          60           8,937,299      2.83      7.226      656        148,955      81.75      52.19
-------------------------------------------------------------------------------------------------------------------------
New Hampshire                   11           1,509,487      0.48      7.882      612        137,226      78.12      50.46
-------------------------------------------------------------------------------------------------------------------------
New Jersey                      38           6,643,667      2.10      7.389      591        174,833      81.41      70.07
-------------------------------------------------------------------------------------------------------------------------
New Mexico                       5             704,536      0.22      7.455      645        140,907      84.04      61.89
-------------------------------------------------------------------------------------------------------------------------
New York                        31           6,170,395      1.95      6.994      607        199,045      76.25      43.47
-------------------------------------------------------------------------------------------------------------------------
North Carolina                  46           5,273,141      1.67      7.825      626        114,633      82.73      43.34
-------------------------------------------------------------------------------------------------------------------------
North Dakota                     1              78,736      0.02      5.440      699         78,736      71.82       0.00
-------------------------------------------------------------------------------------------------------------------------
Ohio                            95          10,734,407      3.40      7.136      625        112,994      84.05      69.09
-------------------------------------------------------------------------------------------------------------------------
Oklahoma                         7             581,471      0.18      7.834      637         83,067      87.28      87.01
-------------------------------------------------------------------------------------------------------------------------
Oregon                          22           3,091,395      0.98      6.838      645        140,518      82.88      51.88
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    63           7,180,065      2.27      7.443      595        113,969      82.58      74.62
-------------------------------------------------------------------------------------------------------------------------
Rhode Island                    35           5,267,046      1.67      7.436      605        150,487      78.36      57.18
-------------------------------------------------------------------------------------------------------------------------
South Carolina                  33           3,323,656      1.05      7.656      612        100,717      84.78      66.18
-------------------------------------------------------------------------------------------------------------------------
South Dakota                     5             596,170      0.19      7.760      604        119,234      81.24      83.26
-------------------------------------------------------------------------------------------------------------------------
Tennessee                       54           5,130,972      1.62      7.693      621         95,018      84.38      70.75
-------------------------------------------------------------------------------------------------------------------------
Texas                           38           4,534,535      1.44      7.797      643        119,330      81.65      29.37
-------------------------------------------------------------------------------------------------------------------------
Utah                             7           1,208,094      0.38      7.027      605        172,585      82.61      59.88
-------------------------------------------------------------------------------------------------------------------------
Virginia                        79          11,117,957      3.52      7.316      611        140,734      84.39      69.25
-------------------------------------------------------------------------------------------------------------------------
Washington                      32           5,693,201      1.80      6.966      643        177,913      84.05      56.65
-------------------------------------------------------------------------------------------------------------------------
West Virginia                   13           1,280,256      0.41      7.713      611         98,481      82.39      78.13
-------------------------------------------------------------------------------------------------------------------------
Wisconsin                       53           6,641,871      2.10      7.269      613        125,318      84.33      70.93
-------------------------------------------------------------------------------------------------------------------------
Wyoming                          3             181,413      0.06      8.666      573         60,471      81.70     100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                        2,181        $315,770,005    100.00%     7.247%     622      $ 144,782      81.47%     59.50%
-------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

ORIGINAL LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE                               WEIGHTED    AVERAGE        WEIGHTED
                                        PRINCIPAL       PERCENT OF  WEIGHTED     AVERAGE   PRINCIPAL       AVERAGE     PERCENT
  RANGE OF ORIGINAL      NUMBER OF       BALANCE         MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL       FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   OUTSTANDING         POOL      COUPON       SCORE   OUTSTANDING       LTV          DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less               44        $  4,883,326         1.55%     7.063%       615    $  110,985        40.56%      56.65%
-----------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%             26           3,437,215         1.09      6.949        625       132,201        52.94       48.31
-----------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%             36           4,964,306         1.57      6.937        615       137,897        58.35       56.40
-----------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%             59           8,191,838         2.59      7.194        588       138,845        63.37       50.18
-----------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%            101          13,787,593         4.37      7.283        592       136,511        68.42       66.48
-----------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%            161          24,099,398         7.63      7.304        594       149,686        73.94       62.42
-----------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%            700         103,658,496        32.83      7.010        639       148,084        79.64       49.05
-----------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%            349          50,066,997        15.86      7.419        604       143,458        84.52       63.34
-----------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%            557          83,624,404        26.48      7.346        626       150,134        89.65       62.62
-----------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%            100          14,132,948         4.48      7.626        629       141,329        94.42       88.73
-----------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%            48           4,923,484         1.56      8.113        655       102,573       100.00       99.18
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                     2,181        $315,770,005       100.00%     7.247%       622    $  144,782        81.47%      59.50%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.09% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 100.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.00%.

LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                         NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
    LOAN PURPOSE       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
-------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        1,413       $209,645,575     66.39%    7.253%     610       $148,369     80.55%   65.31%
------------------------------------------------------------------------------------------------------------------
Purchase                     584         80,815,037     25.59     7.238      653        138,382     83.63    44.79
------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term        184         25,309,393      8.02     7.223      620        137,551     82.15    58.38
------------------------------------------------------------------------------------------------------------------
TOTAL                      2,181       $315,770,005    100.00%    7.247%     622       $144,782     81.47%   59.50%
------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT       BALANCE      ORIGINAL     FULL
     PROPERTY TYPE        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------
Single Family                 1,770        $250,961,400     79.48%    7.256%     619      $  141,786       81.48%     60.47%
---------------------------------------------------------------------------------------------------------------------------
Rowhouse                          1             139,686      0.04     7.490      673         139,686       80.00       0.00
---------------------------------------------------------------------------------------------------------------------------
Townhouse                        13           1,396,946      0.44     8.096      633         107,457       82.71      41.91
---------------------------------------------------------------------------------------------------------------------------
Condominium                     101          14,652,038      4.64     7.112      639         145,070       79.48      57.24
---------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family              95          16,526,999      5.23     7.280      637         173,968       79.31      56.37
---------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             18           1,878,990      0.60     6.921      633         104,388       76.16     100.00
---------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        183          30,213,948      9.57     7.196      629         165,104       83.73      52.86
---------------------------------------------------------------------------------------------------------------------------
TOTAL                         2,181        $315,770,005    100.00%    7.247%     622      $  144,782       81.47%     59.50%
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

DOCUMENTATION

--------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                         NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
    DOCUMENTATION     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC
--------------------------------------------------------------------------------------------------------------------
Full Documentation        1,379       $187,888,336      59.50%     7.233%    609       $136,250     82.28%    100.00%
--------------------------------------------------------------------------------------------------------------------
Stated Documentation        781        124,482,008      39.42      7.275     641        159,388     80.23       0.00
--------------------------------------------------------------------------------------------------------------------
Lite Documentation           21          3,399,662       1.08      6.947     642        161,889     81.57       0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL                     2,181       $315,770,005     100.00%     7.247%    622       $144,782     81.47%     59.50%
--------------------------------------------------------------------------------------------------------------------

OCCUPANCY

--------------------------------------------------------------------------------------------------------------
                                AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
               NUMBER OF         BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
OCCUPANCY    MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING      LTV       DOC
--------------------------------------------------------------------------------------------------------------
Primary          2,016        $295,559,692     93.60%     7.236%     619        $146,607      81.48%    58.95%
-------------------------------------------------------------------------------------------------------------
Investment         148          17,917,610      5.67      7.381      667         121,065      81.58     71.58
-------------------------------------------------------------------------------------------------------------
Second Home         17           2,292,704      0.73      7.513      665         134,865      78.46     36.04
-------------------------------------------------------------------------------------------------------------
TOTAL            2,181        $315,770,005    100.00%     7.247%     622        $144,782      81.47%    59.50%
-------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

------------------------------------------------------------------------------------------------------------------
                                    AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                    PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN AGE     NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
    SUMMARY        MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING      LTV       DOC
------------------------------------------------------------------------------------------------------------------
      1                     5      $    614,700     0.19%      7.326%    609       $122,940       83.11%     62.91%
------------------------------------------------------------------------------------------------------------------
      2                   647        93,049,528    29.47       7.278     626        143,817       81.09      60.96
------------------------------------------------------------------------------------------------------------------
      3                   948       139,468,367    44.17       7.179     622        147,119       81.24      59.10
------------------------------------------------------------------------------------------------------------------
      4                   487        69,676,778    22.07       7.292     616        143,073       82.22      57.53
------------------------------------------------------------------------------------------------------------------
      5                    73        10,020,932     3.17       7.290     628        137,273       81.45      53.24
------------------------------------------------------------------------------------------------------------------
      6                    10         1,655,520     0.52       7.924     612        165,552       86.34     100.00
------------------------------------------------------------------------------------------------------------------
      7                     7           800,061     0.25       8.096     607        114,294       89.73     100.00
------------------------------------------------------------------------------------------------------------------
      8                     2           249,303     0.08       8.821     581        124,651       77.45     100.00
------------------------------------------------------------------------------------------------------------------
      9                     1           103,611     0.03       9.875     543        103,611       83.20     100.00
------------------------------------------------------------------------------------------------------------------
      16                    1           131,206     0.04      10.750     518        131,206       80.00     100.00
------------------------------------------------------------------------------------------------------------------
    TOTAL               2,181      $315,770,005   100.00%      7.247%    622       $144,782       81.47%     59.50%
------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
   PENALTY TERM      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------
None                       178       $ 23,451,472      7.43%    7.560%     621      $ 131,750     81.16%    57.32%
-----------------------------------------------------------------------------------------------------------------
6 Months                     4            390,571      0.12     7.606      633         97,643     86.16    100.00
-----------------------------------------------------------------------------------------------------------------
12 Months                  111         18,031,579      5.71     7.355      622        162,447     79.79     56.50
-----------------------------------------------------------------------------------------------------------------
13 Months                    4            752,941      0.24     6.621      653        188,235     74.79     53.55
-----------------------------------------------------------------------------------------------------------------
24 Months                1,053        157,298,907     49.81     7.291      615        149,382     82.32     59.21
-----------------------------------------------------------------------------------------------------------------
30 Months                    1            220,840      0.07     7.625      748        220,840     85.00      0.00
-----------------------------------------------------------------------------------------------------------------
36 Months                  830        115,623,694     36.62     7.108      631        139,306     80.65     60.83
-----------------------------------------------------------------------------------------------------------------
TOTAL                    2,181       $315,770,005    100.00%    7.247%     622      $ 144,782     81.47%    59.50%
-----------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                  AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF CREDIT     NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
    SCORES       MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------
451 to 500                1      $     96,342      0.03%    8.500%     495       $  96,342      67.89%    100.00%
----------------------------------------------------------------------------------------------------------------
501 to 550              226        30,609,185      9.69     7.898      536         135,439      74.38      84.22
----------------------------------------------------------------------------------------------------------------
551 to 600              624        88,671,528     28.08     7.565      577         142,102      81.56      72.28
----------------------------------------------------------------------------------------------------------------
601 to 650              717       105,131,504     33.29     7.155      625         146,627      83.44      57.35
----------------------------------------------------------------------------------------------------------------
651 to 700              422        62,697,669     19.86     6.870      672         148,573      81.54      42.02
----------------------------------------------------------------------------------------------------------------
701 to 750              142        21,461,224      6.80     6.808      723         151,135      82.31      33.62
----------------------------------------------------------------------------------------------------------------
751 to 800               49         7,102,554      2.25     6.440      771         144,950      78.49      57.29
----------------------------------------------------------------------------------------------------------------
TOTAL                 2,181      $315,770,005    100.00%     7.25%     622       $ 144,782      81.47%     59.50%
----------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 622.

CREDIT GRADE

                               AGGREGATE                                      AVERAGE     WEIGHTED
                               PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   PERCENT
                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE   AVERAGE     BALANCE     ORIGINAL   FULL
CREDIT GRADE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON      FICO    OUTSTANDING      LTV      DOC
-----------------------------------------------------------------------------------------------------------
A+                  920       $137,328,612    43.49%     6.863%     670     $  149,270      82.32%   44.43%
----------------------------------------------------------------------------------------------------------
A                   281         42,253,673    13.38      7.382      616        150,369      84.77    54.25
----------------------------------------------------------------------------------------------------------
A-                  556         77,667,008     24.6      7.433      591        139,689      82.26    71.85
----------------------------------------------------------------------------------------------------------
B                   242         33,685,524    10.67      7.754      566        139,196      78.59    79.77
----------------------------------------------------------------------------------------------------------
C                   104         13,455,781     4.26      7.705      540        129,383      73.26    87.20
----------------------------------------------------------------------------------------------------------
C-                   78         11,379,407      3.6      8.047      540        145,890      71.70    83.94
----------------------------------------------------------------------------------------------------------
TOTAL             2,181       $315,770,005   100.00%     7.247%     622     $  144,782      81.47%   59.50%
----------------------------------------------------------------------------------------------------------

------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

MARGINS

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                      NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
 RANGE OF MARGINS   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
----------------------------------------------------------------------------------------------------------------
3.001% to 3.500%            1       $    316,105      0.13%     5.500%     648    $  316,105     90.00%   100.00%
----------------------------------------------------------------------------------------------------------------
3.501% to 4.000%            4            871,294      0.34      7.541      597       217,824     85.09     49.05
----------------------------------------------------------------------------------------------------------------
4.001% to 4.500%           17          3,444,386      1.36      5.921      643       202,611     77.43     88.44
----------------------------------------------------------------------------------------------------------------
4.501% to 5.000%           47          8,809,494      3.49      6.335      633       187,436     78.05     73.06
----------------------------------------------------------------------------------------------------------------
5.001% to 5.500%           89         15,447,673      6.11      6.332      641       173,569     79.99     67.27
----------------------------------------------------------------------------------------------------------------
5.501% to 6.000%          189         31,443,619     12.44      6.409      632       166,368     80.09     58.44
----------------------------------------------------------------------------------------------------------------
6.001% to 6.500%          325         51,251,498     20.28      6.817      628       157,697     82.02     53.18
----------------------------------------------------------------------------------------------------------------
6.501% to 7.000%          304         46,870,898     18.55      7.164      621       154,181     83.08     56.49
----------------------------------------------------------------------------------------------------------------
7.001% to 7.500%          274         36,884,765     14.60      7.676      604       134,616     83.26     58.12
----------------------------------------------------------------------------------------------------------------
7.501% to 8.000%          175         22,645,981      8.96      8.010      601       129,406     84.80     59.05
----------------------------------------------------------------------------------------------------------------
8.001% to 8.500%          137         17,687,582      7.00      8.492      590       129,106     83.50     59.35
----------------------------------------------------------------------------------------------------------------
8.501% to 9.000%           89         10,074,128      3.99      8.906      580       113,192     81.86     73.30
----------------------------------------------------------------------------------------------------------------
9.001% to 9.500%           42          4,868,248      1.93      9.469      568       115,911     83.32     64.26
----------------------------------------------------------------------------------------------------------------
9.501% to 10.000%          20          1,679,547      0.66      9.911      559        83,977     81.44     62.44
----------------------------------------------------------------------------------------------------------------
10.001% to 10.500%          3            178,520      0.07      9.658      552        59,507     81.57    100.00
----------------------------------------------------------------------------------------------------------------
10.501% to 11.000%          1            103,611      0.04      9.875      543       103,611     83.20    100.00
----------------------------------------------------------------------------------------------------------------
11.001% to 11.500%          2             86,743      0.03     11.400      529        43,372     70.00    100.00
----------------------------------------------------------------------------------------------------------------
TOTAL                   1,719       $252,664,090    100.00%     7.282%     616    $  146,983     82.22%    59.35%
----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 11.280% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.795% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 RANGE OF MAXIMUM     NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  MORTGAGE RATES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------
13.000% or less           623       $103,351,135     40.90%     6.522%     630     $ 165,893    81.01%    61.55%
---------------------------------------------------------------------------------------------------------------
13.001% to 13.500%        272         41,964,416     16.61      7.176      616       154,281    82.38     56.94
---------------------------------------------------------------------------------------------------------------
13.501% to 14.000%        327         47,282,050     18.71      7.549      614       144,593    83.41     53.51
---------------------------------------------------------------------------------------------------------------
14.001% to 14.500%        174         22,715,661      8.99      7.956      603       130,550    84.07     59.09
---------------------------------------------------------------------------------------------------------------
14.501% to 15.000%        188         23,481,152      9.29      8.457      594       124,900    83.61     62.94
---------------------------------------------------------------------------------------------------------------
15.001% to 15.500%         68          6,945,511      2.75      9.027      573       102,140    80.95     55.98
---------------------------------------------------------------------------------------------------------------
15.501% to 16.000%         51          5,493,810      2.17      9.435      576       107,722    81.98     73.70
---------------------------------------------------------------------------------------------------------------
16.001% to 16.500%          4            330,070      0.13      9.368      586        82,518    84.09     57.14
---------------------------------------------------------------------------------------------------------------
16.501% to 17.000%          7            766,653      0.30      9.911      569       109,522    79.74     79.07
---------------------------------------------------------------------------------------------------------------
17.001% to 17.500%          3            173,506      0.07     10.800      552        57,835    75.00    100.00
---------------------------------------------------------------------------------------------------------------
17.501% to 18.000%          1             53,764      0.02     10.900      529        53,764    41.38    100.00
---------------------------------------------------------------------------------------------------------------
21.001% to 21.500%          1            106,363      0.04      7.750      615       106,363    85.00      0.00
---------------------------------------------------------------------------------------------------------------
TOTAL                   1,719       $252,664,090    100.00%     7.282%     616     $ 146,983    82.22%    59.35%
---------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 21.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.449% per annum.

--------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
                            GROUP I COLLATERAL TABLES

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
   NEXT RATE       NUMBER OF        BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING     LTV      DOC
----------------------------------------------------------------------------------------------------------------
March 2004              1         $    316,105     0.13%      5.500%      648     $ 316,105     90.00%   100.00%
---------------------------------------------------------------------------------------------------------------
August 2004             1              131,206     0.05      10.750       518       131,206     80.00    100.00
---------------------------------------------------------------------------------------------------------------
March 2005              1              103,611     0.04       9.875       543       103,611     83.20    100.00
---------------------------------------------------------------------------------------------------------------
April 2005              3              542,396     0.21       7.769       600       180,799     84.74    100.00
---------------------------------------------------------------------------------------------------------------
May 2005                4              540,221     0.21       8.083       590       135,055     87.83    100.00
---------------------------------------------------------------------------------------------------------------
June 2005               5              791,676     0.31       8.267       600       158,335     83.76    100.00
---------------------------------------------------------------------------------------------------------------
July 2005              51            6,869,663     2.72       7.402       622       134,699     81.96     53.84
---------------------------------------------------------------------------------------------------------------
August 2005           334           50,150,516    19.85       7.309       609       150,151     82.02     57.89
---------------------------------------------------------------------------------------------------------------
September 2005        487           73,003,598    28.89       7.298       615       149,905     82.17     56.92
---------------------------------------------------------------------------------------------------------------
October 2005          381           54,853,714    21.71       7.345       618       143,973     81.87     64.88
---------------------------------------------------------------------------------------------------------------
November 2005           3              368,200     0.15       7.564       602       122,733     82.69     38.08
---------------------------------------------------------------------------------------------------------------
May 2006                1               67,263     0.03       8.750       587        67,263     90.00    100.00
---------------------------------------------------------------------------------------------------------------
June 2006               3              512,476     0.20       7.944       625       170,825     88.09    100.00
---------------------------------------------------------------------------------------------------------------
July 2006               1              204,315     0.08       6.250       609       204,315     86.18    100.00
---------------------------------------------------------------------------------------------------------------
August 2006            51            6,841,205     2.71       7.241       621       134,141     85.92     55.54
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September 2006        245           35,388,500    14.01       7.102       613       144,443     82.25     62.57
---------------------------------------------------------------------------------------------------------------
October 2006          144           21,257,542     8.41       7.224       633       147,622     82.02     47.44
---------------------------------------------------------------------------------------------------------------
November 2006           1              189,000     0.07       7.190       608       189,000     90.00    100.00
---------------------------------------------------------------------------------------------------------------
September 2008          2              532,882     0.21       5.755       667       266,441     77.48    100.00
---------------------------------------------------------------------------------------------------------------
TOTAL               1,719         $252,664,090   100.00%      7.282%      616     $ 146,983     82.22%    59.35%
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

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